Exhibit 99.1

Callaway Golf Announces Results for Fourth Quarter and Full Year 2006


    CARLSBAD, Calif.--(BUSINESS WIRE)--Feb. 8, 2007--Callaway Golf Company (NYSE:ELY) today announced its financial results for the fourth quarter and full year ended December 31, 2006. Highlights for the fourth quarter include:

    -- Net sales of $179.9 million, as compared to $154.5 million for the same period in 2005.

    -- Loss per share of $0.15 on 67.0 million shares, as compared to a loss per share of $0.27 on 69.3 million shares in the fourth quarter of 2005.

    -- The 2006 fourth quarter loss per share includes $0.02 of after-tax charges for employee equity-based compensation associated with FAS 123R, $0.01 for charges related to the restructuring initiatives announced in September 2005, and $0.01 for gross margin improvement initiatives announced in November 2006. The fourth quarter of 2005 includes after-tax charges of $0.03 for the integration of Top-Flite and $0.02 for the restructuring charges. Excluding these charges, the Company's pro forma loss per share for the fourth quarter of 2006 would have been $0.11, as compared to pro forma loss per share of $0.22 for the fourth quarter of 2005.

    -- Gross profit for the fourth quarter of 2006 was $58.8 million (or 33% of net sales) compared to $48.2 million (or 31% of net sales) for the fourth quarter of 2005.

    -- Operating Expenses for the fourth quarter of 2006 were $79.9 million compared to $80.8 million for the same period in 2005.

    Highlights for the full year of 2006 include:

    -- Net sales of $1.018 billion, as compared to $998.1 million for the same period in 2005.

    -- Fully diluted earnings per share of $0.34 on 68.5 million shares, as compared to fully diluted earnings per share of $0.19 on
69.2 million shares in 2005.

    -- The 2006 fully diluted earnings per share includes after-tax charges of $0.08 for employee equity-based compensation associated with FAS 123R, $0.04 for the integration of Top-Flite, $0.03 for the restructuring initiatives, and $0.02 for the gross margin improvement initiatives. The full year of 2005 includes after-tax charges of $0.11 for integration of Top-Flite, $0.07 for the restructuring, and $0.01 for employee equity-based compensation. Excluding these charges, the Company's pro forma fully diluted earnings per share for 2006 would have been $0.51 compared to $0.38 for 2005.

    -- Gross profit for 2006 was $398.1 million (or 39% of net sales) compared to $414.4 million (or 42% of net sales) for 2005. The decline in gross profit is primarily the result of a lower mix of higher margin irons, as well as lower Top-Flite and Ben Hogan gross margins due to the initiatives to clear older inventory.

    -- Operating Expenses for 2006 were $361.0 million, a decrease of $36.2 million compared to $397.2 million in 2005. A majority of the decrease is due to the restructuring initiatives announced in September 2005.

    "We have made significant progress this year in improving operations and profitability," announced George Fellows, President and CEO. "Specifically, we were able to reduce our pro forma operating expenses in 2006 by approximately $35 million, which is in addition to the $8 million saved in the fourth quarter of 2005. We are also pleased with our fourth quarter results which reflect stronger sales and gross margins and significantly improved earnings compared to the fourth quarter last year."

    "While pleased with our progress so far, we recognize that there is more we must do to further improve our operations and profitability," continued Mr. Fellows. "We have therefore begun implementing our previously announced gross margin initiatives, which are targeted at saving $50 to $60 million over the next two years. We also began the relaunch of the Top-Flite brand at the PGA Show in Orlando at the end of January and are encouraged by the reception the new Top-Flite D2 ball technology has received. With these projects underway, along with the 5 out of 11 'Editor Choice' awards we received for our new 2007 products in Golf Digest's 'Hot List' equipment review, we are optimistic as we begin the new golf season."

    Business Outlook

    The Company estimates that its full year 2007 net sales will be in the range of $1.035 to $1.055 billion. The Company also estimates that its 2007 full year pro forma fully diluted earnings per share will be in the range of $0.75 to $0.85, which represents an estimated increase of over 45% as compared to the Company's pro forma fully diluted earnings per share in 2006 of $0.51 as discussed above. Estimated pro forma earnings for 2007 exclude charges related to employee long-term incentive compensation as well as charges related to the Company's gross margin initiatives.

    Going forward, the Company's pro forma results will include charges for employee long-term incentive compensation, which are estimated to be $0.09 per share in 2007 as compared to $0.08 in 2006. As a result, the Company's pro forma fully diluted earnings per share for 2007 including these charges are estimated to be in the range of $0.66 to $0.76, as compared to $0.43 in 2006.

    The Company's earnings estimates assume a base of 68.0 million shares.

    The Company will be holding a conference call at 2:00 p.m. PST today. The call will be broadcast live over the Internet and can be accessed at www.callawaygolf.com. To listen to the call, please go to the website at least 15 minutes before the call to register and for instructions on how to access the broadcast. A replay of the conference call will be available approximately three hours after the call ends, and will remain available through 9:00 p.m. PST on Thursday, February 15, 2007. The replay may be accessed through the Internet at www.callawaygolf.com or by telephone by calling 1-800-475-6701 toll free for calls originating within the United States or 320-365-3844 for International calls. The replay pass code is 862285.

    Disclaimer: Statements used in this press release that relate to future plans, events, financial results, performance or prospects, including statements relating to estimated sales and earnings for 2007, the relaunch of the Top-Flite brand, and the implementation of, or cost savings to result from, the Company's gross margin initiatives, are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These estimates and statements are based upon current information and expectations. Investors should understand that it is very difficult to forecast sales of the Company's products as a substantial portion of the Company's sales each year is derived from the sale of new products. Accurately estimating the Company's sales each year is therefore based upon various unknowns including consumer acceptance of the Company's new products as well as consumer discretionary purchasing behavior in the upcoming year. Actual results may differ materially from those estimated or anticipated as a result of these unknowns or as a result of certain risks and uncertainties, including but not limited to, delays, difficulties or increased costs associated with the implementation of the Company's planned gross margin initiatives, the re-launch of the Top-Flite brand or the implementation of future initiatives; market acceptance of current and future products; adverse market and economic conditions; adverse weather conditions and seasonality; any rule changes or other actions taken by the USGA or other golf association that could have an adverse impact upon demand for the Company's products; a decrease in participation levels in golf; and the effect of terrorist activity, armed conflict, natural disasters or pandemic diseases on the economy generally, on the level of demand for the Company's products or on the Company's ability to manage its supply and delivery logistics in such an environment. For additional information concerning these and other risks and uncertainties that could affect these statements and the Company's business, see Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2005, as well as other risks and uncertainties detailed from time to time in the Company's reports on Forms 10-K, 10-Q and 8-K subsequently filed from time to time with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

    Regulation G: The financial results reported in this press release have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). In addition to the GAAP results, the Company has also provided additional information concerning its results, which includes certain financial measures not prepared in accordance with GAAP. The non-GAAP financial measures included in this press release exclude charges associated with employee equity-based compensation, charges related to the integration of the Callaway Golf Company and Top-Flite Golf Company operations, charges related to the September 2005 restructuring initiatives, and charges related to the gross margin initiatives. These non-GAAP financial measures should not be considered a substitute for any measure derived in accordance with GAAP. These non-GAAP financial measures may also be inconsistent with the manner in which similar measures are derived or used by other companies. Management believes that the presentation of such non-GAAP financial measures, when considered in conjunction with the most directly comparable GAAP financial measures, provides additional useful information concerning the Company's operations without these charges. The Company has provided reconciling information in the text of this press release and in the supplemental financial information attached to this release.

    About Callaway Golf

    Through an unwavering commitment to innovation, Callaway Golf Company creates products and services designed to make every golfer a better golfer. Callaway Golf Company, which celebrates its 25th Anniversary in 2007, manufactures and sells golf clubs and golf balls, and sells golf accessories, under the Callaway Golf(R), Odyssey(R), Top-Flite(R), and Ben Hogan(R) brands in more than 110 countries worldwide. For more information please visit www.callawaygolf.com.



                        Callaway Golf Company
                Consolidated Condensed Balance Sheets
                            (In thousands)
                             (Unaudited)


                                                   December  December
                                                      31,       31,
                                                     2006      2005
                                                   --------- ---------

ASSETS
Current assets:
    Cash and cash equivalents                       $46,362   $49,481
    Accounts receivable, net                        118,133    98,082
    Inventories, net                                265,110   241,577
    Income taxes receivable                           9,094     2,026
    Other current assets                             54,501    47,424
                                                   --------- ---------
       Total current assets                         493,200   438,590

Property, plant and equipment, net                  131,224   127,739
Intangible assets, net                              175,159   175,191
Deferred taxes                                       18,821     6,516
Other assets                                         27,543    16,462
                                                   --------- ---------
                                                   $845,947  $764,498
                                                   ========= =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Accounts payable and accrued expenses          $111,360  $102,134
    Accrued employee compensation and benefits       18,731    24,783
    Accrued warranty expense                         13,364    13,267
    Bank line of credit                              80,000         -
    Capital leases, current portion                       -        21
                                                   --------- ---------
       Total current liabilities                    223,455   140,205

Long-term liabilities                                43,388    28,245

Minority interest                                     1,987         -

Shareholders' equity                                577,117   596,048
                                                   --------- ---------
                                                   $845,947  $764,498
                                                   ========= =========




                        Callaway Golf Company
                       Statements of Operations
                (In thousands, except per share data)
                             (Unaudited)


                                                Quarter
                                                  Ended
                                                December
                                                   31,
                                       --------------------------
                                         2006             2005
                                       ---------        ---------

Net sales                              $179,884    100% $154,493  100%
Cost of sales                           121,112     67%  106,316   69%
                                       ---------        ---------
Gross profit                             58,772     33%   48,177   31%
Operating expenses:
   Selling expense                       52,404     29%   53,945   35%
   General and administrative expense    20,483     11%   20,290   13%
   Research and development expense       6,999      4%    6,550    4%
                                       ---------        ---------
Total operating expenses                 79,886     44%   80,785   52%

Income (loss) from operations           (21,114)   -12%  (32,608) -21%
                                       ---------        ---------
Other income (expense), net                 (28)            (417)
                                       ---------        ---------
Income (loss) before income taxes       (21,142)   -12%  (33,025) -21%
Income tax provision (benefit)          (10,948)         (14,361)
                                       ---------        ---------
Net income (loss)                      $(10,194)    -6% $(18,664) -12%
                                       =========        =========

Earnings (loss) per common share:
   Basic                                 ($0.15)          ($0.27)
   Diluted                               ($0.15)          ($0.27)
Weighted-average shares outstanding:
   Basic                                 66,993           69,268
   Diluted                               66,993           69,268




                                                 Year
                                                  Ended
                                                December
                                                   31,
                                     ----------------------------
                                        2006              2005
                                     -----------        ---------

Net sales                            $1,017,907    100% $998,093  100%
Cost of goods sold                      619,832     61%  583,679   58%
                                     -----------        ---------
Gross profit                            398,075     39%  414,414   42%
Operating expenses:
   Selling expense                      254,526     25%  290,074   29%
   General and administrative expense    79,709      8%   80,145    8%
   Research and development expense      26,785      3%   26,989    3%
                                     -----------        ---------
Total operating expenses                361,020     35%  397,208   40%

Income from operations                   37,055      4%   17,206    2%
Other income (expense), net              (2,057)          (2,669)
                                     -----------        ---------
Income before income taxes               34,998      3%   14,537    1%
Income tax provision                     11,708            1,253
                                     -----------        ---------
Net income                              $23,290      2%  $13,284    1%
                                     ===========        =========

Earnings per common share:
   Basic                                  $0.34            $0.19
   Diluted                                $0.34            $0.19
Weighted-average shares outstanding:
   Basic                                 67,732           68,646
   Diluted                               68,503           69,239




                        Callaway Golf Company
           Consolidated Condensed Statements of Cash Flows
                            (In thousands)
                             (Unaudited)


                                                        Year Ended
                                                       December 31,
                                                     -----------------
                                                      2006     2005
                                                     -------- --------
Cash flows from operating activities:
  Net income                                         $23,290  $13,284
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization                     32,274   38,260
    Non-cash compensation                             11,921    6,527
    Loss on disposal of assets                         1,135    4,031
    Deferred taxes                                       979   (3,906)
    Changes in assets and liabilities, net of
     effects of acquisitions                         (52,885)   7,043
                                                     -------- --------
  Net cash provided by operating activities           16,714   65,239
                                                     -------- --------

Cash flows from investing activities:
  Capital expenditures and other                     (31,880) (31,608)
  Investment in golf related ventures                (10,008)       -
  Proceeds from sale of capital assets                   469    1,363
  Business acquisition, net of cash acquired             374        -
                                                     -------- --------
  Net cash used in investing activities              (41,045) (30,245)
                                                     -------- --------

Cash flows from financing activities:
  Issuance of Common Stock                             9,606   14,812
  Dividends paid, net                                (19,212) (19,557)
  Acquisition of Treasury Stock                      (52,872)     (39)
  Tax benefit from exercise of stock options             578    2,408
  Proceeds from (payments on) Line of Credit, net     80,000  (13,000)
  Minority interest                                    1,987        -
  Payments on financing arrangements                     (16)     (44)
                                                     -------- --------
  Net cash provided by (used in) financing
   activities                                         20,071  (15,420)
                                                     -------- --------

Effect of exchange rate changes on cash and cash
 equivalents                                           1,141   (1,750)
                                                     -------- --------
Net (decrease) increase in cash and cash
 equivalents                                          (3,119)  17,824
Cash and cash equivalents at beginning of period      49,481   31,657
                                                     -------- --------
Cash and cash equivalents at end of period           $46,362  $49,481
                                                     ======== ========




                        Callaway Golf Company
       Consolidated Net Sales and Operating Segment Information
                            (In thousands)
                             (Unaudited)



                                      Net Sales by Product Category
                                   -----------------------------------


                                     Quarter Ended
                                     December 31,     Growth/(Decline)
                                  ------------------- ----------------
                                    2006      2005    Dollars  Percent
                                  --------- --------- -------- -------
Net sales:
     Woods                         $39,321   $43,401  $(4,080)     -9%
     Irons                          38,279    36,608    1,671       5%
     Putters                        17,569    21,111   (3,542)    -17%
     Golf balls                     47,250    34,519   12,731      37%
     Accessories and other          37,465    18,854   18,611      99%
                                  --------- --------- --------
                                  $179,884  $154,493  $25,391      16%
                                  ========= ========= ========


                                     Year Ended
                                    December 31,      Growth/(Decline)
                                --------------------- ----------------
                                   2006       2005    Dollars  Percent
                                ----------- --------- -------- -------
Net sales:
     Woods                        $266,478  $241,329  $25,149      10%
     Irons                         287,960   316,501  (28,541)     -9%
     Putters                       102,714   109,309   (6,595)     -6%
     Golf balls                    214,783   214,695       88       0%
     Accessories and other         145,972   116,259   29,713      26%
                                ----------- --------- --------
                                $1,017,907  $998,093  $19,814       2%
                                =========== ========= ========




                                          Net Sales by Region
                                 -------------------------------------


                                    Quarter Ended
                                    December 31,     Growth/(Decline)
                                 ------------------- ----------------
                                   2006      2005    Dollars  Percent
                                 --------- --------- -------- -------
Net sales:
     United States                $95,772   $77,435  $18,337      24%
     Europe                        26,264    22,018    4,246      19%
     Japan                         22,313    22,533     (220)     -1%
     Rest of Asia                  14,741    14,287      454       3%
     Other foreign countries       20,794    18,220    2,574      14%
                                 --------- --------- --------
                                 $179,884  $154,493  $25,391      16%
                                 ========= ========= ========


                                     Year Ended
                                    December 31,      Growth/(Decline)
                                --------------------- ----------------
                                   2006       2005    Dollars  Percent
                                ----------- --------- -------- -------
Net sales:
     United States                $566,600  $563,040   $3,560       1%
     Europe                        159,886   166,177   (6,291)     -4%
     Japan                         105,705   103,389    2,316       2%
     Rest of Asia                   75,569    66,890    8,679      13%
     Other foreign countries       110,147    98,597   11,550      12%
                                ----------- --------- --------
                                $1,017,907  $998,093  $19,814       2%
                                =========== ========= ========





                                      Operating Segment Information
                                   -----------------------------------


                                    Quarter Ended
                                    December 31,     Growth/(Decline)
                                 ------------------- -----------------
                                   2006      2005    Dollars  Percent
                                 --------- --------- -------- -------
Net sales:
     Golf clubs                  $132,634  $119,974  $12,660      11%
     Golf balls                    47,250    34,519   12,731      37%
                                 --------- --------- --------
                                 $179,884  $154,493  $25,391      16%
                                 ========= ========= ========

Income (loss) before provision
 for income taxes:
     Golf clubs                      $(94) $(14,045) $13,951      99%
     Golf balls                    (4,615)   (3,713)    (902)    -24%
     Reconciling items            (16,433)  (15,267)  (1,166)     -8%
                                 --------- --------- --------
                                 $(21,142) $(33,025) $11,883      36%
                                 ========= ========= ========


                                     Year Ended
                                    December 31,      Growth/(Decline)
                                --------------------- ----------------
                                   2006       2005    Dollars  Percent
                                ----------- --------- -------- -------
Net sales:
     Golf clubs                   $803,124  $783,398  $19,726       3%
     Golf balls                    214,783   214,695       88       0%
                                ----------- --------- --------
                                $1,017,907  $998,093  $19,814       2%
                                =========== ========= ========

Income (loss) before provision
 for income taxes:
     Golf clubs                   $101,837   $68,327  $33,510      49%
     Golf balls                     (6,396)   (3,612)  (2,784)    -77%
     Reconciling items             (60,443)  (50,178) (10,265)    -20%
                                ----------- --------- --------
                                   $34,998   $14,537  $20,461     141%
                                =========== ========= ========




                        Callaway Golf Company
                  Supplemental Financial Information
                (In thousands, except per share data)
                             (Unaudited)



                                       Quarter Ended December 31,
                                  ------------------------------------
                                                 2006
                                  ------------------------------------


                                  Pro Forma
                                   Callaway  Integration Restructuring
                                     Golf      Charges      Charges
                                  ---------- ----------- -------------
Net sales                         $179,884          $-            $-
Gross profit                        60,600         (85)         (135)
% of sales                              34%        n/a           n/a
Operating expenses                  77,451         (84)        1,287
                                  ---------  ----------  ------------
Income (loss) from operations      (16,851)         (1)       (1,422)
Other income/(expense), net            (28)          -             -
                                  ---------  ----------  ------------
Income (loss) before income taxes  (16,879)         (1)       (1,422)
Provision for income taxes          (9,306)        (64)         (604)
                                  ---------  ----------  ------------
Net income (loss)                  $(7,573)        $63         $(818)
                                  =========  ==========  ============

Diluted earnings (loss) per share:  $(0.11)         $-        $(0.01)
Weighted-average shares
 outstanding:                       66,993      66,993        66,993


                                    Employee
                                      Stock     Gross Margin Total as
                                   Compensation  Initiatives  Reported
                                  ------------- ------------ ---------
Net sales                                  $-           $-   $179,884
Gross profit                             (104)      (1,504)    58,772
% of sales                                n/a          n/a         33%
Operating expenses                      1,232            -     79,886
                                  ------------  -----------  ---------
Income (loss) from operations          (1,336)      (1,504)   (21,114)
Other income/(expense), net                 -            -        (28)
                                  ------------  -----------  ---------
Income (loss) before income taxes      (1,336)      (1,504)   (21,142)
Provision for income taxes               (379)        (595)   (10,948)
                                  ------------  -----------  ---------
Net income (loss)                       $(957)       $(909)  $(10,194)
                                  ============  ===========  =========

Diluted earnings (loss) per share:     $(0.02)      $(0.01)    $(0.15)
Weighted-average shares
 outstanding:                          66,993       66,993     66,993




                                    Quarter Ended December 31,
                             -----------------------------------------
                                               2005
                             -----------------------------------------


                                  Pro Forma
                                   Callaway  Integration Restructuring
                                     Golf      Charges      Charges
                                  ---------- ----------- -------------
Net sales                         $154,493          $-            $-
Gross profit                        48,922        (763)           18
% of sales                              32%        n/a           n/a
Operating expenses                  76,129       2,330         2,098
                                  ---------  ----------  ------------
Income (loss) from operations      (27,207)     (3,093)       (2,080)
Other income/(expense), net           (417)                        -
                                  ---------  ----------  ------------
Income (loss) before income taxes  (27,624)     (3,093)       (2,080)
Provision for income taxes         (12,309)     (1,176)         (790)
                                  ---------  ----------  ------------
Net income (loss)                 $(15,315)    $(1,917)      $(1,290)
                                  =========  ==========  ============

Diluted earnings (loss) per share:  $(0.22)     $(0.03)       $(0.02)
Weighted-average shares
 outstanding:                       69,268      69,268        69,268


                                   Employee
                                     Stock     Gross Margin Total as
                                  Compensation  Initiatives  Reported
                                 ------------- ------------ ---------
Net sales                                 $-           $-   $154,493
Gross profit                               -            -     48,177
% of sales                               n/a          n/a         31%
Operating expenses                       228            -     80,785
                                 ------------  -----------  ---------
Income (loss) from operations           (228)           -    (32,608)
Other income/(expense), net                -            -       (417)
                                 ------------  -----------  ---------
Income (loss) before income taxes       (228)           -    (33,025)
Provision for income taxes               (86)           -    (14,361)
                                 ------------  -----------  ---------
Net income (loss)                      $(142)          $-   $(18,664)
                                 ============  ===========  =========

Diluted earnings (loss) per
 share:                                   $-           $-     $(0.27)
Weighted-average shares
 outstanding:                         69,268       69,268     69,268




                        Callaway Golf Company
                  Supplemental Financial Information
                (In thousands, except per share data)
                             (Unaudited)



                                       Year Ended December 31,
                                --------------------------------------
                                                2006
                                --------------------------------------


                                Pro Forma
                                 Callaway   Integration Restructuring
                                    Golf      Charges      Charges
                                ----------- ----------- --------------
Net sales                       $1,017,907         $-             $-
Gross profit                       404,154     (3,451)          (291)
% of sales                              40%       n/a            n/a
Operating expenses                 349,528        588          2,732
                                ----------- ----------  -------------
Income (loss) from operations       54,626     (4,039)        (3,023)
Other income/(expense), net         (2,057)         -              -
                                ----------- ----------  -------------
Income (loss) before income
 taxes                              52,569     (4,039)        (3,023)
Provision for income taxes          17,953     (1,555)        (1,164)
                                ----------- ----------  -------------
Net income (loss)                  $34,616    $(2,484)       $(1,859)
                                =========== ==========  =============

Diluted earnings (loss) per
 share:                              $0.51     $(0.04)        $(0.03)
Weighted-average shares
 outstanding:                       68,503     68,503         68,503


                                  Employee
                                    Stock     Gross Margin  Total as
                                 Compensation  Initiatives   Reported
                                --------------------------------------
Net sales                                 $-           $-  $1,017,907
Gross profit                            (484)      (1,853)    398,075
% of sales                               n/a          n/a          39%
Operating expenses                     8,172            -     361,020
                                ------------- ------------ -----------
Income (loss) from operations         (8,656)      (1,853)     37,055
Other income/(expense), net                -            -      (2,057)
                                ------------- ------------ -----------
Income (loss) before income
 taxes                                (8,656)      (1,853)     34,998
Provision for income taxes            (2,813)        (713)     11,708
                                ------------- ------------ -----------
Net income (loss)                    $(5,843)     $(1,140)    $23,290
                                ============= ============ ===========

Diluted earnings (loss) per
 share:                               $(0.08)      $(0.02)      $0.34
Weighted-average shares
 outstanding:                         68,503       68,503      68,503




                                        Year Ended December 31,
                                  ------------------------------------
                                                 2005
                                  ------------------------------------


                                  Pro Forma
                                   Callaway Integration Restructuring
                                     Golf     Charges      Charges
                                  ------------------------------------
Net sales                         $998,093          $-            $-
Gross profit                       422,921      (6,388)       (2,119)
% of sales                              42%        n/a           n/a
Operating expenses                 384,367       6,025         6,205
                                  --------- ----------- -------------
Income (loss) from operations       38,554     (12,413)       (8,324)
Other income/(expense), net         (2,669)          -             -
                                  --------- ----------- -------------
Income (loss) before income taxes   35,885     (12,413)       (8,324)
Provision for income taxes           9,365      (4,717)       (3,163)
                                  --------- ----------- -------------
Net income (loss)                  $26,520     $(7,696)      $(5,161)
                                  ========= =========== =============

Diluted earnings (loss) per share:   $0.38      $(0.11)       $(0.07)
Weighted-average shares
 outstanding:                       69,239      69,239        69,239


                                    Employee
                                      Stock     Gross Margin Total as
                                   Compensation  Initiatives  Reported
                                  ------------------------------------
Net sales                                   $-           $-  $998,093
Gross profit                                 -            -   414,414
% of sales                                 n/a          n/a        42%
Operating expenses                         611            -   397,208
                                  ------------- ------------ ---------
Income (loss) from operations             (611)           -    17,206
Other income/(expense), net                  -            -    (2,669)
                                  ------------- ------------ ---------
Income (loss) before income taxes         (611)           -    14,537
Provision for income taxes                (232)           -     1,253
                                  ------------- ------------ ---------
Net income (loss)                        $(379)          $-   $13,284
                                  ============= ============ =========

Diluted earnings (loss) per share:      $(0.01)          $-     $0.19
Weighted-average shares
 outstanding:                           69,239       69,239    69,239




                Callaway Golf Product Launch Schedule


               2006                                2007
-----------------------------------   --------------------------------
Major First Half
 Launches:

Drivers:                              Drivers:
  -- X-460 Drivers    Feb-2006          -- Big Bertha    Feb-2007
                                         460 Drivers
  -- ERC III Drivers  May-2006          -- FT-5 Drivers  Feb-2007
   (Japan Only)                                           (Phased
                                                          sell-in
                                                          through
                                                          April)
                                        -- FT-I Drivers  Feb-2007
                                                          (Phased
                                                          sell-in
                                                          through
                                                          April)
                                        -- Hyper ERC     Feb-2007
                                         Drivers (Japan
                                         Only)

Fairway Woods:                        Fairway Woods:
  -- X Fwy Woods      Feb-2006          -- X Hot Fwy     Jan-2007
                                         Woods(a)
                                        -- Big Bertha    Feb-2007
                                         Fwy Woods

Hybrids:                              Hybrids:
  -- FT Hybrids       Mar-2006          -- X Hybrids(a)  Jan-2007

Irons/Wedges:                         Irons/Wedges:
  -- Big Bertha Irons Jan-2006          -- X-20          Jan-2007
                                         Irons(a)
  -- X Tour Wedges    Mar-2006          -- X Forged      Feb-2007
                                         Irons
  -- Fusion Wide Sole May-2006
   Irons

Putters:                              Putters:
  -- TriBall SRT      Feb-2006          -- Whitehot XG   Feb-2007
   Putters             (Supply           TwoBall SRT
                       Constrained)      Putters
  -- Whitehot XG      Apr-2006          -- Black Series  Mar-2007
   Putters                               Putters
  -- Whitesteel       Jun-2006          -- Whitehot XG   Apr-2007
   TwoBall SRT         (Supply           Marksman
   Putters             Constrained)      Putters

Balls:                                Balls:
  -- Big Bertha Balls Jan-2006          -- Top-Flite D2  Jan-2007
                                         Balls
  -- Top-Flite XL     Jan-2006          -- HX Hot Balls  Jan-2007
   Balls
  -- Top-Flite XL     Jan-2006          -- Big Bertha    Jan-2007
   Extreme Balls                         Balls
  -- HX Tour Balls    Mar-2006          -- Warbird       Jan-2007
                                         Balls

(a)Launched in limited quantities in 2006 with of balance of launch in 2007.




                Callaway Golf Product Launch Schedule


               2006                               2007
----------------------------------- ----------------------------------
Major Second Half
 Launches:

Drivers:                                  Drivers:
  -- None                                   -- No public information
                                             available

Fairway Woods:                            Fairway Woods:
  -- X Hot Fwy Woods(a)   Nov-2006          -- No public information
                                             available

Hybrids:                                  Hybrids:
    -- X Hybrids(a)       Nov-2006          -- No public information
                                             available

Irons/Wedges:                             Irons/Wedges:
    -- X-20 Irons(a)      Dec-2006          -- No public information
                                             available

Putters:                                  Putters:
  -- Whitehot XG TwoBall  Aug-2006          -- No public information
   Putters                                   available

Balls:                                    Balls:
-- CG Walmart Balls (US   Nov-2006          -- No public information
 Only)                                       available

(a)Launched in limited quantities in 2006 with of balance of launch in 2007.



    CONTACT: Callaway Golf Company
             Brad Holiday
             Patrick Burke
             Michele Szynal
             760-931-1771